SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

                                                      Date of Report (Date of earliest event reported):

January 25, 2005

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment
                        of Principal Officers

            On January 25, 2005, the Registrant issued a Press Release, attached hereto as an exhibit, announcing that the Board of Directors elected Charles W. Moorman to be a director, effective immediately.  Mr. Moorman currently serves as President of the Corporation.

            Registrant confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there was no arrangement or understanding between Mr. Moorman and any other person pursuant to which he was elected as a director, and (2) there is no transaction between Mr. Moorman and Registrant that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

            Effective January 25, 2005, the Board of Directors amended the Bylaws of Registrant to increase the number of directors from ten to eleven and elected Charles W. Moorman to fill the resulting vacancy.  The amended Bylaws are attached hereto as an exhibit.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin

                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  January 25, 2005

EXHIBIT INDEX

Exhibit
Number                Description

99                        Press Release dated January 25, 2005.

99                        The Bylaws of Norfolk Southern Corporation, as amended January 25, 2005.